                                 LEASE AGREEMENT



                                   AFC-5, LLC
                     A NEW MEXICO LIMITED LIABILITY COMPANY

                                   (LANDLORD)


                                       AND


                             SBS TECHNOLOGIES, INC.

                                    (TENANT)

                                TABLE OF CONTENTS

ITEM                               DESCRIPTION                              PAGE
1.       Demise of Premises....................................................1
2.       Term of Lease and Possession..........................................1
3.       Base Rent.............................................................1
4.       Building Operating Costs..............................................1
5.       Late Payments.........................................................5
6.       Security Deposit......................................................5
7.       Quiet Enjoyment.......................................................5
8.       Taxes and Charges.....................................................5
9.       Landlord's Right to Mortgage, Sell or Assign; Attornment..............5
10.      Use of Premises.......................................................7
11.      Premises to be Kept in Good and Safe Condition........................7
12.      Alterations...........................................................7
13.      Repairs...............................................................8
14.      Services and Utilities................................................8
15.      Assignment and Subletting.............................................8
16.      Condemnation.........................................................11
17.      Insurance............................................................11
18.      Destruction of Improvements..........................................13
19.      Default..............................................................13
20.      Remedies upon Default................................................14
21.      Right of Entry.......................................................16
22.      Notices..............................................................16
23.      Holding Over.........................................................17
24.      Parking..............................................................17
25.      Rules and Regulations................................................18
26.      Benefits and Limitations.............................................18
27.      Brokers..............................................................18
28.      Tenant's Attornment..................................................18
29.      Access...............................................................18
30.      Guaranty.............................................................18
31.      Exhibits.............................................................18
32.      Construction of Lease................................................18
33.      Entire Integrated Agreement; Modifications; Alterations; Waiver......19
34.      Amendment............................................................19
35.      Compliance with Law..................................................19
36.      Use of Hazardous Materials...........................................19
37.      Signatory Authority..................................................20
38.      Counterparts.........................................................20
39.      Further Assurances...................................................20
40.      Confidentiality......................................................20
41.      Judicial Interpretation..............................................20
42.      Waivers..............................................................20
43.      Merger of Prior Agreements...........................................20
44.      Relationship of Landlord and Tenant..................................20
45.      Right of First Offer.................................................20
46.      Miscellaneous........................................................21

EXHIBIT "A" FUNDAMENTAL LEASE PROVISIONS......................................22
         PREMISES.............................................................22
         TERM.................................................................22
         BASE RENT............................................................22

         SECURITY DEPOSIT.....................................................22
         USE OF PREMISES......................................................22
         LEASEHOLD IMPROVEMENTS...............................................23
         LEASING COMMISSIONS..................................................23
         RENEWAL..............................................................23
         JANITORIAL SERVICES..................................................23
         RULES AND REGULATIONS................................................23
         SIGNAGE..............................................................23
         PARKING..............................................................23
         RENT  SCHEDULE.......................................................24
         ANTENNA..............................................................24

EXHIBIT "B" FLOOR PLAN........................................................25
EXHIBIT "C" TENANT IMPROVEMENT AGREEMENT......................................27
EXHIBIT "D" OPTION TO RENEW...................................................28
EXHIBIT "E" JANITORIAL SERVICES...............................................29
EXHIBIT "F" RULES AND REGULATIONS.............................................30
EXHIBIT "G" NOTICE OF LEASE OF PARKING SPACE..................................32
EXHIBIT "H" RENT SCHEDULE.....................................................33
EXHIBIT "I" ROOFTOP DEVICE....................................................34

                                 LEASE AGREEMENT

         This lease ("Lease") is made between AFC-5, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY ("Landlord"), and SBS TECHNOLOGIES, INC. ("Tenant") on this 16th day of May, 2000.

         1. DEMISE OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain office space ("Premises") indicated in EXHIBIT A, attached hereto, located in the AMERICAN FINANCIAL CENTER NO. 5 Building located at 2400 Louisiana Blvd., NE, Albuquerque, New Mexico (the "Building"). The Premises shall include, without limitation, all plumbing, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, entry doors and plate glass located on the Premises.

         2.       TERM OF LEASE AND POSSESSION.

                  2.1 The term ("Term") of this Lease shall be the period set forth in EXHIBIT A. The Term shall include any period during which this Lease has been renewed or extended in accordance with the terms of EXHIBIT D attached to this Lease, if any, providing for a renewal or extension of the Term of this Lease beyond the initial Term.

         3. BASE RENT. Tenant agrees to pay Landlord as rent for the Premises, without prior notice or demand, the sum described as "Base Rent" in EXHIBIT A, hereto, payable in monthly installments each of which shall be due on the first day of each month in advance throughout the Term of this Lease. Base Rent for any period during the Term hereof, which is for less than one
(1) month, shall be a pro-rated portion of the monthly installment. All Rent shall be paid to Landlord, without deduction or offset, at the office of the Landlord or its managing agent at the address set forth in Section 22 hereof or to such other person or at such other place as Landlord may from time to time designate in writing. All sums payable by Tenant pursuant to this Lease, other than Base Rent, shall be deemed to constitute additional rent ("Additional Rent"). The term "Rent" shall mean Base Rent and Additional Rent.

         4. BUILDING OPERATING COSTS. In order that the Rent payable during the Term reflect any increase in Building Operating Costs, Tenant agrees to pay to Landlord as Additional Rent, Tenant's Proportionate Share of all increases in costs, expenses, and obligations attributable to the Building and its operation, all as provided below.

                  If during any calendar year during the Term, Building Operating Costs exceed the Building Operating Costs for the Base Year, Tenant shall pay to Landlord, in addition to the Base Rent and all other payments due under this Lease, an amount equal to Tenant's Proportionate Share of such excess Building Operating Costs in accordance with the provisions of this
Section 4. Increases in controllable expenses shall be capped at four percent (4%) per annum.

                  4.1      DEFINITIONS.

                           (a)      The "Base Year" is the calendar year 2000.

                           (b)      A "Comparison Year" is each full calendar
year after the Base Year.


                           (c)      "Tenant's Proportionate Share" means the
percentage resulting from dividing the number of square feet or rentable area leased by Tenant as shown in EXHIBIT A by the number of square feet of rentable area in the Building. If the amount of area in the Building is changed, then "Tenant's Proportionate Share" shall be changed to the percentage that results from the rentable area leased by Tenant divided by the total number of square feet of rentable area in the Building.

                  4.2 The term "Building Operating Costs" shall include all those items described in the following subparagraphs (a) and (b).

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                                  Page 1 of 34

                          (a)      All taxes, assessments, water and sewer
charges and other similar governmental charges levied on or attributable to the Building or its operation, including without limitation, (i) real property taxes or assessments levied or assessed against the Building including any increase in real property taxes due to a "change in ownership" (as that phrase is defined from time-to-time in the New Mexico Revenue and Taxation Code or any successor statute) of the Building, (ii) assessments or charges levied or assessed against the Building by any redevelopment agency,
(iii) any tax measured by gross rentals received from the leasing of the Premises and/or the Building, excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the State or Federal government or their agencies, branches or departments; provided that if at any time during the Term any governmental entity levies, assesses or imposes on Landlord any (1) general or special, ad valorem or specific, excise, capital levy or other tax, assessment, levy or charge directly on the Rent received under this Lease or on the rent received under any other leases of space in the Building, or (2) any license fee, excise or franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rent, or
(3) any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building, then any such taxes, assessments, levies and charges shall be deemed to be included in the term Building Operating Costs.

                           (b)      Operating costs incurred by Landlord in
maintaining and operating the Building, including without limitation the following: costs of (1) utilities, heating, ventilating and air conditioning, landscaping, parking and common area operating expenses, security, elevator maintenance, (2) supplies; (3) insurance (including public liability, property damage, earthquake, and fire and extended coverage insurance) for the full replacement cost of the Building as required by Landlord or its lenders for the Building; (4) services of independent contractors; (5) compensation (including employment taxes, fringe benefits and workmen compensation) of all persons who perform duties connected with the operation, maintenance, repair, or overhaul of the Building, and equipment, improvements and facilities located within the Building, including without limitation engineers, janitors, painters, floor waxers, window washers, security and parking personnel and gardeners; (6) operation and maintenance of the Premises; (7) management of the Building, whether managed by Landlord or an independent contractor (including, without limitation, an amount equal to the fair market value of any on-site manager's office); (8) rental expenses for (or a reasonable depreciation allowance on) personal property used in the maintenance, operation, or repair of the Building; (9) costs, expenditures or charges (whether capitalized or not) required by any government or quasi-governmental authority; (10) amortization of capital expenses (i) required by a governmental entity for energy conservation or life safety purposes, or (ii) made by Landlord to reduce Building Operating Costs; and
(11) any other costs or expenses incurred by Landlord required under this Lease for the benefit of the Building and not otherwise reimbursed by Tenants of the Building. Notwithstanding the foregoing, Building Operating Costs shall exclude the following:

(i) interest and principal payments in loans and ground lease payments and other finance charges;

(ii)     depreciation charges;

(iii) capital improvements and depreciation and interest charges associated thereupon, except for such charges which reduce other items of operating expense should be excluded but only to the extent of the Landlord;

(iv) repair or other work occasioned by exercise of the right of eminent domain or the negligence of Landlord;

(v) leasing commissions, attorney's fees, cost and disbursements and other expenses incurred in connection with negotiation or disputes with tenants or other occupants of the Building, or with prospective tenants or costs incurred in marketing the Building;

(vi) renovation or otherwise improving or decorating, painting or redecorating any space in the Building other than ordinary maintain supplied to all tenants equally;


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                                  Page 2 of 34

(vii) any expense in connection with services or other benefits of a type or quality which Tenant is not entitled to receive under this Lease but which are provided without reimbursement by direct payment to another tenant or occupant of the Building;

(viii) costs due to violation by Landlord or its agent of the terms and conditions of any lease or of any law, statute, ordinance, or of any insurance rating bureau or other quasi-public authority, or of any debt agreement or ground lease.

(ix) subject to Paragraph 4.2(c) below, overhead and profit paid to subsidiaries or affiliates of Landlord for services on or to the Building to the extent that the services exceed competitive costs of such services. Property management fees should be limited to a fixed percent of gross receipts from the Building or a fixed amount per square foot. All other management and owner salary compensation should be excluded;

(x)      costs of any leasing office located on the premises;

(xi)     advertising and promotional expenses;

(xii) any expense for which Landlord is compensated by proceeds through insurance or which Landlord would have been compensated had Landlord maintained insurance in a type which a reasonably prudent owner of a comparable building in Albuquerque, New Mexico, would normally maintain. Except pursuant to similar provisions for the payment of a proportionate share of operation expenses;

(xiii)   any expenses for correction of construction or design defects;

(xiv) rental and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature;

(xv)     any cost for any facility other than the Building;

(xvii) any additional costs, including increased real estate taxes, resulting form an addition to the Building after the date of the Lease;

(xviii) any cost incurred before the Commencement Date;

(xix) attorney's fees, cost and disbursements and other expenses incurred in connection with negotiations or disputes with Tenants or other occupants of the Building or with prospective tenants or cost incurred in marketing the Building;

(xx) legal and other professional fess and expenses incurred in preparing, negotiating and executing leases, amendments, terminations and extensions or in resolving any disputes with tenants and other occupants or enforcing lease obligations, including, without limitation, court costs;

(xxi) expenses incurred by Landlord in connection with the transfer or disposition of the Building or the real property, or any ground, underlying or overriding lease, including, without limitation, transfer, deed and gains taxes; and

(xxii) costs incurred to correct any misrepresentation by Landlord or in connection with any fines or penalties imposed on Landlord;

                           (c)      PARS Assets LLC ("PARS") is an affiliate
entity of Landlord. PARS is currently acting as the management company for the Project. The management fee shall be 6% of the gross income for the Project. The management fee of 6% may or may not be collected by PARS, or paid to a third party management company; nevertheless, a 6% management fee will be included in the Project Operating Costs listed in paragraph (b) above.


_______________________________________________________________________________

                  4.3 Tenant's Proportionate Share of Building Operating Costs shall be payable by Tenant to Landlord as follows:

                           (a)      Beginning with the calendar year
following the Base Year and for each calendar year thereafter ("Comparison Year"), Tenant shall pay Landlord an amount equal to Tenant's Proportionate Share of the Building Operating Costs incurred by Landlord in the Comparison Year which exceeds the total amount of Building Operating Costs payable by Landlord for the Base Year. This excess is referred to as the "Excess Expenses".

                           (b)      To provide for current payments of Excess
Expenses, Tenant shall, at Landlord's request, pay as Additional Rent during each Comparison Year, an amount equal to Tenant's Proportionate Share of the Excess Expenses payable during such Comparison Year, as estimated in good faith by Landlord from time to time. Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of estimated Excess Expenses. It is the intention hereunder to estimate from time to time the amount of the Excess Expenses for each Comparison Year and Tenant's Proportionate Share thereof, and then to make an adjustment in the following year based on the actual Excess Expenses incurred for that Comparison Year.

                           (c)      By April 1 of each year, Landlord shall
use its commercially reasonable best efforts to deliver to Tenant a reconciliation statement setting forth Tenant's Proportionate Share of the Excess Expenses for the preceding Comparison Year. Failure of Landlord to supply said statement by April 1st of each year shall not relieve Tenant of any of its obligations under the Lease. If Tenant's Proportionate Share of the actual Excess Expenses for the previous Comparison Year exceeds the total of the estimated monthly payments made by Tenant for such year, Tenant shall pay Landlord the amount of the deficiency within thirty (30) days of the receipt of the statement. If such total exceeds Tenant's Proportionate Share of the actual Excess Expenses for such Comparison Year, then Landlord shall credit against Tenant's next ensuing monthly installment(s) of Additional Rent an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the expiration of this Lease, Landlord shall pay Tenant the amount of the credit. The Obligations of Tenant and Landlord to make payments required under this Section 4 shall survive the expiration of this Lease.

                           (d)      Tenant's Proportionate Share of Excess
Expenses in any Comparison Year having less than 365 days shall be appropriately prorated.

                  4.4      INTENTIONALLY OMITTED.

                  4.5 AUDIT. If any dispute arises as to the amount of any Excess Expenses due hereunder, Tenant shall have right within three-month period following delivery of the Tenant's statement of Proportionate Share (See Section 4.3 (c)) to inspect Landlord's accounting records at Landlord's accounting office and, if after such inspection Tenant still disputes the amount of Excess Expenses owed and cannot come to an agreement with Landlord, a certification as to the proper amount shall be made by a certified public accountant of Tenant's choice of any one of the following three certified public accounting firms: (a) KPMG Peat Marwick, LLP, (b) Deloitte & Touche, LLP, or (c) Arthur Anderson , LLP. The certification by such firm shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's Building Operating Expenses prior to getting the certification are overstated by more than five percent (5%), in which case Landlord shall pay the cost of such certification.

         5. LATE PAYMENTS. Base Rent shall be due on the first day of each month in advance throughout the Term of this Lease. Tenant hereby acknowledges that the late payment by Tenant to Landlord of Rent due hereunder will cause Landlord to incur costs not contemplated in this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include but are not limited to processing, administrative, and accounting costs. Accordingly, if any installment of Rent shall not be received by Landlord by 5:00 p.m., PST on the tenth (10th) day of the month, Tenant shall pay to Landlord a late charge equal to ten (10%) percent of the total amount due. In addition, if any installment of Rent shall not be received by Landlord by 5:00 p.m., PST on the tenth (10th) day of the month, Tenant shall pay to Landlord a late charge equal to one percent (1%) per month or portion thereof on such rental or amount due for each calendar day beyond the tenth (10th) day of the month that full payment is not received by Landlord. Such late


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                                  Page 4 of 34
charges shall be considered to be liquidated damages. In addition, Tenant shall pay any attorneys fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due under the Lease, including notices and service of notices. All such legal fees incurred by Landlord shall be deemed Additional Rent. The parties agree that such late charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any other rights and remedies granted under this Lease.

         6. SECURITY DEPOSIT. Tenant has deposited with Landlord a security deposit ("Security Deposit") in the amount set forth in EXHIBIT A hereto. The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within three
(3) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a default and breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within sixty (60) days after the expiration of the Term or such date the Tenant has vacated the Premises, whichever comes later. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest. In no event shall Tenant be entitled to return of the Security Deposit from the holder of a first mortgage on the Premises, or from its assignees or successors in interest, unless the first mortgage or its assignees or successors in interest actually received the Security Deposit at the time it acquired title or came into possession of the Premises.

         7. QUIET ENJOYMENT. Upon paying the Rent for and observing and keeping all covenants, agreements and conditions of this Lease, Tenant shall quietly have and enjoy the Premises and improvements during the Term of this Lease without hindrance or molestation, including the use and enjoyment of the common areas of the Building.

         8. TAXES AND CHARGES. Landlord shall pay or otherwise discharge all real property taxes or assessments of any kind and character which may be assessed against the Buildings during the Term of this Lease or any extension hereof, subject to reimbursement by Tenant of Tenant's share of such taxes in accordance with the provisions of Paragraph 4.2 hereof. Tenant shall have such responsibility as to personal property placed by Tenant upon the Premises.

         9.       LANDLORD'S RIGHT TO MORTGAGE, SELL OR ASSIGN; ATTORNMENT.

                  9.1 SUBORDINATION. Landlord shall have the right to require Tenant to subordinate this Lease to any ground lease, deed of trust, mortgage or the Declarations encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Landlord may, by written notice to tenant, subordinate this Lease to any new Declarations. If any beneficiary under a deed of trust or mortgagee under a mortgage elects to have this Lease prior to the lien of its deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said deed of trust or mortgage or the date of recording thereof. Landlord shall use its best efforts to procure from the lender and provide to Tenant a commercially reasonable non-disturbance agreement (which may be part of a subordination and attornment agreement) recognizing Tenant's right to possession of the Premises so long as Tenant is not in default under this Lease beyond any applicable cure period.

                  9.2 ATTORNMENT. If Landlord's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, or by any other person or entity as a result of any other transfer by Landlord, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Premises and shall recognize such transferee or successor as Landlord under this Lease; provided, however, that in the absence of any other


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                                  Page 5 of 34
contractual obligation or of an existing non-disturbance agreement as described above, such attornment may be conditioned upon the agreement of such transferee or successor to be bound by this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

                  9.3 SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to effectuate or evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, such failure shall constitute a default under this Lease hereunder without further notice to Tenant, or at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this Paragraph 9.3.

                  9.4      ESTOPPEL CERTIFICATES.

                           9.4.1.   REQUEST. Upon either party's written
request ("Requesting Party"), the other party ("Responding Party") shall execute, acknowledge and deliver to the Requesting Party a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed stating how they have been changed);
(ii) that this Lease has not been canceled or terminated and is in full force and effect; (iii) the last date of payment of the Base Monthly Rent, and other charges and the time period covered by such payment; (iv) that the Requesting Party is not in default under this Lease (or, if the Requesting Party is claimed to be in default, stating why); and (v) such other statements as reasonably required by the Requesting Party, or any lender or prospective lender, investor or purchaser. The Responding Party shall deliver such statement to the Requesting Party within ten (10) days after the Requesting Party's request. Any such statement by the Responding Party may be given by the Requesting Party to any prospective purchaser or encumbrancer, or sublessee or assignee of the Premises. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

                           9.4.2.   FAILURE TO RESPOND. If the Responding
Party does not deliver such statement to the Requesting Party within such ten
(10) day period, such failure shall constitute a default under this Lease. Further, the Requesting Party and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by the Requesting Party; (ii) that this Lease has not been canceled or terminated except as otherwise represented by the Requesting Party; (iii) that not more than one month's Base Monthly Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under this Lease. In such event, the Responding Party shall be estopped from denying the truth of such facts.

                  9.5. TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, but not more frequently that quarterly, unless Landlord is refinancing or has a prospective purchaser for the Building, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant or guarantor of Tenant. In addition, Tenant shall deliver to any lender or proposed purchaser of the Premises or any portion of the Building designated by Landlord, any publicly available financial statements required by such lender or purchaser to facilitate the sale, financing or refinancing of the Premises or any portion of the Building. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein. Each such financial statement shall be executed by Tenant and shall be certified by Tenant to be true and correct.

         10. USE OF PREMISES. Tenant agrees that it will not knowingly permit any part of the Premises to be used for unlawful or immoral purposes or for any purpose or use which may constitute a nuisance. Tenant shall not do or bring or permit anything to be done in or about the Premises nor keep anything therein which will, in any way, increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. The Premises shall not be used for any purpose other than that set forth in EXHIBIT A, except with the prior written consent of Landlord.


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                                  Page 6 of 34

         11. PREMISES TO BE KEPT IN GOOD AND SAFE CONDITION. Landlord covenants it will, at all times, keep the Building in which the Premises are located and the heating, ventilating, and air conditioning systems servicing the Premises, and all appurtenances thereto, and all sidewalks in good, clean, safe, secure, and sanitary condition and repair. Tenant shall be liable for any damage to any of the Premises or any appurtenances resulting from the acts or omissions of Tenant or its agents, employees, customers or patrons. Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property from any cause except that Landlord shall be liable to Tenant for damage to Tenant resulting from the gross negligence or willful acts or omissions of Landlord or its authorized representatives. Tenant waives all claims against Landlord for damage to persons or property arising for any reason except that Landlord shall be liable to Tenant for damage to Tenant resulting from the negligence or willful acts or omissions of Landlord or its authorized representatives. Tenant shall hold Landlord harmless from all damages arising out of any damage to any person or property occurring in, on or about the Premises and the complex in which the Premises are located except that Landlord shall be liable to Tenant for damage resulting from the gross negligence or willful acts or omissions of Landlord or its authorized representatives, and Landlord shall hold Tenant harmless from all damages arising out of any such damage. A party's obligation to indemnify hereunder and hold the other party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified.

         12. ALTERATIONS. Tenant shall not make any alterations, additions, or improvements to the Premises which exceed Two Thousand Five Hundred Dollars ($2,500) (unless such changes impact the structural integrity of the building or affect load-bearing supports) without in each instance first obtaining the written consent of Landlord. All requests for alterations, additions and improvements must be approved by Landlord's architect and constructed by the contractor who constructed the Building or such other contractor as Landlord may approve in its sole discretion. Any construction shall be in strict accordance with all applicable laws, building regulations, and ordinances of the United States, the State of New Mexico, the County of Bernalillo, and the City of Albuquerque. Any bills for labor and material shall be paid when due and Tenant shall allow no lien to be attached to or charged against the Premises. Upon written demand of Landlord, Tenant shall furnish Landlord adequate security by bond of a surety company licensed to do business within the State of New Mexico for the payment of all bills for labor and materials used in connection with any alterations, additions, or improvements to the Premises. Tenant shall have the right to contest the correctness or the validity of any lien if, within ten (10) business days after demand by Landlord, Tenant procures and records a release of the lien. Furthermore, at all times when Tenant or its agents, contractors or employees are performing alterations to the Premises, Tenant or Tenant's contractor shall maintain public liability and property damage insurance on such activities with a single combined limit of not less than One Million Dollars ($1,000,000), naming Landlord and Landlord's managing agent as additional insureds. Furthermore, Tenant or Tenant's contractor shall procure workmen's compensation insurance to cover the activities of all persons engaged in such alterations. Tenant's contractor shall follow and abide by all the Rules and Regulations set forth in this Lease. All such alterations, additions or improvements shall become the property of Landlord upon termination of this Lease or any extension hereof except for Tenant's moveable fixtures, free standing shelving, counters or furniture, provided that Tenant shall repair and restore any portion of the Premises left damaged or unsightly by removal of the same by Tenant. Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the Term, at Tenant's sole cost and expense, immediately and with due diligence, remove any alterations, additions or improvements made by Tenant designated by Landlord to be removed and Tenant shall, at its sole cost and expense, repair any damage to the Premises caused by such removal.

         13. REPAIRS. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair subject to the mutual execution of a post occupancy "punch list", rendered by Tenant to Landlord within ten (10) days of occupancy, that will identify those items in need of completion. Tenant shall, during the Term, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair, whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Tenant. Tenant shall upon the expiration or sooner termination of this Lease, surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Except as specifically provided in EXHIBIT C to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant in respect to the condition of the Premises or the Building except as specifically herein set forth in EXHIBIT C to this Lease.


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                                  Page 7 of 34

         14. SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at its sole discretion, and subject to the rules and regulations of the Building, of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Additional cooling will be available to Tenant upon adequate request at additional hourly charges. Standard hours of operation shall be from 7:00 a.m. to 6:00 p.m. Monday through Friday, and from 9:00 a.m. to 12:00 Noon on Saturdays, holidays recognized by the U.S. Government excepted. Landlord shall also maintain and keep lighted the common stairs, common entries and common toilet rooms in the Building of which the Premises are a part. All such lightings shall be subject to energy management of the Building. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of Rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts, or other labor disturbances or labor disputes of any character, or by any other cause beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however, occurring through or in connection with or incidental to failure to furnish any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

         Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including but without limitation thereto, electronic data processing machines, punch card machines, or any other machines using in excess of 120 volts which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse to grant, but if Landlord shall give written consent then Landlord may cause a water meter or electrical current meter to be installed in the Premises so as to measure the amount of water or electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefore by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

         15.      ASSIGNMENT AND SUBLETTING.

                  15.1     LANDLORD'S CONSENT REQUIRED.

                           15.1.1.  TRANSFER. Tenant shall not either
voluntarily or by operation of law, assign, mortgage, pledge, hypothecate or encumber this Lease or the leasehold interest created hereby or any interest herein, or sublet the Premises or any portion thereof, or license the use of all or any portion of the Premises or permit any other person or entity to occupy or use the Premises or any portion thereof (collectively referred to herein as a "Transfer") , without the prior written consent of Landlord, which consent shall not be unreasonably withheld but which is subject to the following conditions: (i) the proposed transferee's use of the Premises must be consistent with Exhibit A hereof; (ii) the transferee is of a character and engaged in a business which is in keeping with the Landlord's standards, in Landlord's reasonable discretion, for the Building and Project; (iii) the proposed Transfer must not breach any financing agreement or any other agreement relating to the Building or the Project; (iv) the net worth of the proposed transferee must not be less than the Tenant's net worth as of the effective date of this Lease; and (v) the proposed transferee must not be an existing tenant in the Building.

                           15.1.2.  REQUEST. Prior to a Transfer, Tenant shall
request Landlord's consent in writing, and shall include with such request a copy of all proposed contracts, agreements, subleases, or other documents describing the Transfer or between Tenant and the proposed transferee. Landlord shall respond to Tenant's request for

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                                  Page 8 of 34
consent to a proposed Transfer within fifteen (15) business days after receipt of all information described above and reasonably necessary to allow Landlord to evaluate all the conditions set forth in Section 15.1.1 above.

                           15.1.3.  EXCEPTION. Notwithstanding Tenant's
obligation to obtain Landlord's prior consent to a Transfer, a Transfer to an entity that acquires Tenant in its entirety or substantially all of Tenant's business in Albuquerque, New Mexico, or a Transfer in which Tenant merges in total with another entity, or a Transfer to a wholly-owned subsidiary or parent of Tenant, shall not require Landlord's prior consent so long as (i) Tenant provides prior written notice to Landlord of such a Transfer and (ii) the transferee's use of the Premises is consistent with all provisions of this Lease.

                  15.2. TRANSFERS OF INTERESTS IN TENANT REQUIRING LANDLORD'S CONSENT. If Tenant hereunder is a corporation or is an unincorporated association or partnership, then the transfer, assignment, or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed a Transfer under the meaning of this Article 15. Notwithstanding the foregoing, in no event shall a public trading of securities in Tenant be deemed a Transfer.

                  15.3 RECAPTURE RIGHTS. In lieu of giving or withholding consent pursuant to Section 15.1, Landlord may, at its option, terminate this Lease (or in the case of a proposed subletting or assignment of a portion of the Premises, elect to terminate this Lease as respects that portion) upon thirty (30) days' prior notice. Thereafter Landlord may enter into a lease agreement with such proposed transferee. In the event Landlord elects to terminate the Lease as set forth above, Tenant may negate Landlord's election by withdrawing its request for Landlord's consent to the Transfer by delivering notice thereof to Landlord within ten (10) days of Tenant's receipt of Landlord's notice. In consideration for Landlord's right and election to terminate this Lease as set forth above, Landlord will release Tenant from liability under this Lease with respect to the Premises (or the portion of the Premises subject to the proposed Transfer) accruing after termination of this Lease resulting from Landlord's exercise of such right. Landlord and Tenant agree and acknowledge that Landlord's right to recapture as set forth above is intended to permit Landlord to maintain control over the leasing of space in the Project to protect its interest in the Project and the interest of any lenders and to prevent such interest from being impaired. Tenant understands the nature of this right and has approved the recapture provisions in consideration for (i) Tenant's right to negate Landlord's recapture election by withdrawing its request for a Transfer and
(ii) Landlord's agreement to release Tenant from liability arising or relating to events or obligations after such termination pursuant to the provisions of this Section.

                  15.4. TRANSFER WITHOUT CONSENT. Except as specifically set forth herein, any Transfer without Landlord's prior written consent shall, at the option of Landlord, constitute a non-curable breach of this Lease.

                  15.5. NO RELEASE OF TENANT. No Transfer shall release Tenant or any guarantor or change Tenant's primary liability to pay the Rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of Rent from any other person is not a waiver of any provision of this Article 15. Consent to one Transfer is not a consent to any subsequent Transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee and without releasing such transferee from its obligations under this Lease. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

                  15.6. RIGHT TO COLLECT RENT. If the Lease is assigned, Landlord may collect Rent directly from any such assignee, after providing written notice to such assignee. If all or part of the Premises is subleased and Tenant defaults, Landlord, by providing written notice to such subtenant, may collect Rent otherwise due to Tenant under such sublease directly from such subtenant. Landlord will then apply the amount collected from such subtenant to Tenant's monetary obligations under the Lease.

                  15.7. EFFECT OF A TRANSFER. Whether or not Landlord's consent is required, the transferee shall agree to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space transferred, assigned, or sublet; and Tenant shall deliver to Landlord promptly after execution an executed copy of each such Transfer document between Tenant and the transferee. In addition, any sublease shall provide

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                                  Page 9 of 34
that it shall be subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease including collection of rents; and that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, in the event of any reentry or repossession of the Premises by Landlord, or in the event of any default by Tenant, whether or not Landlord elects to terminate this Lease on account of such default, Landlord may, at its option, either (i) terminate the sublease license, concession or other consensual arrangement for possession entered into by Tenant and affecting the Premises, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee shall attorn to Landlord but in such event Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (c) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent. In the event Landlord elects to succeed to Tenant's interest, Tenant shall, as of the date of notice by Landlord of that election, have no further right to, or interest in, the Rent or other consideration receivable under that arrangement, and Tenant further agrees to execute any and all documentation required by Landlord to effect such an assignment, and hereby grants Landlord a special power of attorney to execute any such required documentation on Tenant's behalf.

                  15.8. EVENT OF BANKRUPTCY. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be and remain the exclusive property of Landlord, and shall not constitute the property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under this Section not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy
Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment.

                  15.9. NO MERGER. No merger shall result from Tenant's sublease of the Premises under this Article 15, Tenant's surrender of this Lease or the termination of this Lease in any other manner.

                  15.10. ASSIGNMENT FEES AND PROCEDURES. In the event Landlord shall be requested to consent to a Transfer, within fifteen (15) days after written request, Tenant shall pay as Additional Rent, any administrative costs and/or reasonable legal fees that Landlord incurs in reviewing and processing any request by Tenant for Landlord's approval for assignment or sublease.

                  15.11. EXCESS RENT. Landlord and Tenant shall each receive Fifty Percent (50%) ("Share") of any and all sums or other economic consideration received by Tenant as a result of assignment, sublease, or transfer, however denominated, which exceed, in the aggregate, the remaining total sums which Tenant is obligated to pay Landlord under this Lease after offset for Tenant's and Landlord's costs for the transaction, including any tenant improvements and leasing commissions. Tenant's Share shall be paid to Landlord as Additional Rent under this Lease without affecting or reducing any other obligations of Tenant hereunder.

         16. CONDEMNATION. In the event of the taking as the result of or in lieu of condemnation or eminent domain, of either all of the Premises or of a perpetual easement upon all of the Premises which renders the Premises unsuitable for Tenant's intended use, the Term of this Lease shall expire as of the date of such taking. In the event of any such taking of less than all of the Premises and improvements or any easement which does not render the Premises unsuitable for Tenant's intended use, this Lease shall remain in full force and effect with respect to the remainder of the Premises and improvements and the rent provided above shall be reduced in proportion to the number of square feet of net rentable area of the Premises before and after the taking; provided, however, that in the event a partial taking results in the property being entirely unusable for the purposes intended, the Term of this Lease shall expire as of the date of such taking. Upon the receipt by Landlord or Tenant of any notice of the commencement of any proceedings or any such taking, the party receiving such notice shall promptly give written notice thereof to the other party to this Lease. In the event of such taking of all or any part of the Premises and improvements, the aggregate of the awards or other proceeds of such taking, including interest, shall be paid to the Landlord and Tenant shall have no interest therein except for that portion attributable to the value on the date

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                                  Page 10 of 34
of taking of Tenant's improvements or alterations made to the Premises taking into account the remaining useful life to Tenant of such improvements had Tenant continued to have the enjoyment of the same for the remaining Term of the Lease.

         17. INSURANCE. Landlord shall, at all times during the Term of this Lease, keep all buildings and other improvements that are a part of the Building in which the Premises are located, insured against loss or damage by fire, which policy or policies of insurance shall have a clause therein for extended coverage, by an insurance company or insurance companies of generally recognized responsibility authorized to do business in the State of New Mexico acceptable to any mortgagee of the Premises. Any such insurance covering Tenant's personal property shall be the sole responsibility of Tenant.

                  17.1. WAIVER OF SUBROGATION. Landlord and Tenant hereby waive any rights each may have against the other and Tenant hereby waives any rights it may have against any of the parties to the Lease on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, or its contents or to other portions of the Premises, arising from any risk generally covered by fire and extended coverage insurance; and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that it may have against Landlord or Tenant, as the case may be. The foregoing waivers of subrogation shall be operative only for so long as permitted by law and the same do not invalidate or limit recovery by either Landlord or Tenant under any insurance policy.

                  17.2. DEFENSE AND INDEMNIFICATION OF LANDLORD. Tenant shall defend, indemnify and hold harmless Landlord and its agents and members from and against any and all claims, demands, liabilities and/or obligations arising from the use or occupancy of the Premises by or under Tenant or from the conduct of Tenant's business or from any activity, work, or other things done, permitted or suffered by the Tenant (a) occurring in, on or about the Premises or any part thereof, and (b) occurring in, on or about the Building or any facilities (including, without limitation, passageways, elevators, common area hallways, sidewalks and parking areas), the use of which Tenant may have in conjunction with other Tenants of the Building, except Landlord shall be liable to Tenant for damage resulting from the gross negligence or willful acts of Landlord or its authorized agents. Landlord need not have first paid any such claim in order to be so indemnified. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and pay all concomitant costs associated with Landlord's defense, including but not limited to the services provided by experts. Tenant as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than from Landlord's gross negligence or willful acts, and Tenant hereby waives all claims in respect thereof against Landlord.

         To the extent applicable, all indemnifications set forth in this Agreement are subject to the provisions of 56-7-1 NMSA (1978)

                  17.3 Tenant shall further indemnify and hold harmless Landlord and its agents, members, and lenders against and from any and all claims, demands, liabilities and/or obligations arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurred in or about the defense thereof or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason thereof. Landlord need not have first paid any such claim in order to be so indemnified. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and pay all concomitant costs associated with Landlord's defense, including but not limited to the services provided by experts. Tenant as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than from Landlord's gross negligence or willful acts, and Tenant hereby waives all claims in respect thereof against Landlord.

                  17.4. Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the gross negligence or willful acts of the Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light, air, or for any latent

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                                  Page 11 of 34
defect in the Premises. Tenant shall give prompt notice to Landlord in case of casualty or accidents in or about the Premises. Landlord shall not be liable to Tenant for any loss or damage occasioned by or the result of other tenants within the Project.

                  17.5 TENANT INSURANCE. From and after Landlord's delivery of possession of the Premises to Tenant and throughout the Term of this Lease, Tenant, at its sole cost and expense, shall carry and maintain, in the amounts and form specified, all of the insurance specified below insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be issued by an insurance company or insurance companies of generally recognized responsibility authorized to do business in the State of New Mexico acceptable to Landlord and any mortgagee of the Premises, the coverages set forth below. All policies of insurance required to be maintained by Tenant under this Lease shall have a policy holder's rating of not less than "A" and a financial rating of "X" as rated in the most current available Best's Insurance Reports, and shall (with the exception of Worker's Compensation Insurance) name Landlord, Landlord's lender and such other parties as Landlord may reasonably require, as additional insured. Such policies shall be for the mutual and joint benefit and protection of Landlord, Tenant and such other parties designated by Landlord. No later than ten (10) days prior to the commencement date of the Term of this Lease, Tenant shall deliver to Landlord copies of such policies of insurance or certificates thereof (which certificates shall be form ACCORD-27) together with the original endorsements showing the coverage required herein. All public liability and property damage shall contain a provision that Landlord, although named as an additional insured, shall nevertheless be entitled to recover under such policies for any loss suffered by Landlord by reason of the negligence of Tenant. As often as such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent, with no lapse in coverage. All policies of insurance or certificates thereof delivered to Landlord must contain a provision that the company writing said policy will give to Landlord thirty (30) days notice in writing (by certified mail, return receipt requested) in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All public liability, property damage and other casualty policies to be maintained by Tenant shall be written as primary policies, not contributing with and in excess of coverage which Landlord may carry. In addition, such policies shall include a waiver by the insurer of any right of subrogation against Landlord and/or Landlord's lenders, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord and/or Landlord lender. Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering the risks upon the Premises for which policies or copies thereof are not delivered to Landlord.

                  (i) Commercial General Liability Insurance. The limits of liability of such insurance shall be an amount not less than Two Million Dollars ($2,000,000) per occurrence, Personal Injury including death and Two Million Dollars ($2,000,000) per occurrence, Property Damage Liability or Two Million Dollars ($2,000,000) combined single limit for Personal Injury and Property Damage Liability. Compliance with this requirement shall not, however, limit the liability of Tenant hereunder.

                  (ii) "All risk" property insurance on Tenant's personal property in an amount not less than one hundred percent (100%) of the full replacement value. This insurance shall include fire and extended coverage perils. Such property insurance policy will contain appropriate endorsements waiving the insurer's right of subrogation against Landlord; and

                  (iii) Worker's Compensation insurance in such amounts as required by applicable New Mexico law and Employer's Liability Insurance with limits of One Million Dollars ($1,000,000) per accident.

                  (iv) Loss of income, business interruption and extra expense insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings and incurred costs attributable to the perils commonly covered by Tenant's property insurance described above for a period of not less than one (1) year. Such insurance shall be carried with the same insurer that issues the insurance for Tenant's personal property.

                  (v) At Tenant's option, Tenant may provide the coverages required under this Subparagraph 17.5 (a) through blanket policies of insurance covering Tenant's other properties. Tenant shall deliver a certificate of insurance evidencing the coverages (or such other evidence as Landlord may reasonably request) not earlier than thirty (30) days prior to the commencement date, and within thirty (30) days of each renewal or at such other times Landlord may request in

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                                  Page 12 of 34
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writing. Each policy will provide that Landlord shall receive at least thirty
(30) days' prior written notice of cancellation, material alteration or non-renewal of the policy.

         18. DESTRUCTION OF IMPROVEMENTS. If the improvements on the Premises shall be partially (in such a way as to materially and adversely affect the operations of Tenant) or totally destroyed by fire, elements or acts beyond the control of Landlord or Tenant, during the Term of this Lease, then upon written notice to Tenant within sixty (60) days following such destruction, Landlord shall either elect to terminate this Lease and any further obligation of Tenant hereunder shall cease effective as of the date of destruction, or Landlord shall elect to repair and rebuild the Premises to its former condition diligently, in which case this Lease shall remain in full force and effect. In the event Landlord elects not to repair or rebuild the Premises, Landlord shall receive the entire proceeds of insurance for damage to the Building paid as a result of the destruction and Tenant shall have no right to any such proceeds. The expense of repairing and rebuilding the improvements to their former condition shall not result in any increase in the rentals provided above. The obligation of Tenant to pay Rent shall abate, partially or totally, during any period in which the improvements or any portion thereof are untenantable because of such destruction, repair or rebuilding, but only to the extent that the Premises are not useable during such period of repair and rebuilding. Despite any destruction or damage to the Premises or the Building, Tenant shall not be released from any of its obligations under this Lease, except to the extent and upon the conditions expressly stated in this Section 18. Tenant hereby agrees that its rights shall be exclusively governed by the provisions of this Section 18.

         19. DEFAULT. The occurrence of any one or more of the following events ("Event of Default") shall constitute a default and breach of this Lease by Tenant:

                  19.1. Tenant's abandonment of the Premises. Tenant's failure to occupy and operate and Premises for ten (10) consecutive days shall be deemed an abandonment and vacation of the Premises, except on condemnation or destruction.

                  19.2. The failure by Tenant to make any payment of the Base Rent, Additional Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant.

                  19.3. The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Tenant under applicable unlawful detainer statutes.

                  19.4. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged as bankrupt, or a petition of reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this lease, where such seizure is not discharged in thirty (30) days.

         20. REMEDIES UPON DEFAULT. Landlord shall have the remedies set forth in this Section 20 upon the occurrence of any Event of Default. These remedies are not exclusive, rather they are cumulative and in addition to any remedies now or later allowed at law or in equity. Upon the occurrence of an Event of Default, Landlord may at any time, with or without notice or demand (except for any notice required by Section 19 above) and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such Event of Default, exercise the remedies set forth in this
Section 20.


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                                  Page 13 of 34

                  20.1 Continue this Lease in effect so long as Landlord does not terminate Tenant's right to possession and Landlord may enforce all of its rights and remedies hereunder, including, at the option of Landlord:
(i) the right to declare the Term ended and with process of law to re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or thereunder; or (ii) the right, without declaring this Lease ended and with or without process of law, to re-enter the Premises, take possession thereof, remove all persons therefrom and occupy or lease the whole or any part thereof for and on account of Tenant and upon such terms and conditions and for such Rent as Landlord may deem proper and to collect said Rent or any other Rent that may thereafter become payable and apply the same toward the amount due or thereafter to become due from Tenant and on account of such expenses of such subletting and any other damages sustained by Landlord; and should such Rent be less than that herein agreed to be paid by Tenant, Tenant agrees to pay such deficiency to Landlord in advance on the day of each month hereinabove specified for payment of Rent and to pay to Landlord forthwith upon such reletting the costs and expenses Landlord may incur by reason thereof; or
(iii) the right, even though it may have relet said Premises or brought an action to collect Rent and other charges without terminating this Lease, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises; or (iv) the right, without terminating this Lease, to bring an action or actions to collect Rent and other charges hereunder which are from time to time past due and unpaid; it being understood that the bringing of such an action or actions shall not terminate this Lease unless notice of termination is given.

                  20.2 Should Landlord relet the Premises under the provisions of paragraph 20.1 (ii) above, it may execute any such Lease in its own name or in the name of Tenant, but Tenant hereunder shall have no right or authority whatever to collect any Rent from such tenant. The proceeds of any such reletting shall be first applied to the payment of the costs and expenses of reletting the Premises, including alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and reasonable attorneys' fees incurred by Landlord in connection with the retaking of said Premises and such reletting and, second, to the payment of any indebtedness, other than Rent, due hereunder, including, without limitation, storage charges or brokerage commissions owing from Tenant to Landlord. When such costs and expenses of reletting have been paid, Tenant shall be entitled to a credit for the net amount of Rent received from such reletting each month during such unexpired balance of the Term and Tenant shall pay Landlord such sums as may be required to make up the Rent provided for in this Lease. Landlord shall not be deemed to have terminated this Lease, the Tenant's right to possession of the leasehold or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any such reentry or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease. Tenant covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of New Mexico and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the service of such notice and such election be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant's right to possession thereof. Nothing herein contained shall be construed as obligating Landlord to relet the whole or any part of the Premises.

                  20.3 Landlord can terminate Tenant's right to possession of the Premises at any time. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant: (i) the worth, at the time of the award, of the unpaid Rent that had been earned at the time of termination of this Lease;
(ii) the worth, at the time of the award, of the amount by which the unpaid Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided; (iii) the worth, at the time of the award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided; and (iv) any other amount, including court costs and attorney's fees, necessary to compensate Landlord for all detriment proximately caused by Tenant's default or defaults, or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in
(a) retaking possession of the Premises, including reasonable attorneys' fees therefore, (b) maintaining or preserving the Premises after such default, (c) preparing the Premises for reletting to a new tenant, including repairs or alterations to the Premises for such reletting, (d) leasing commissions, or
(e) any other costs necessary or appropriate to relet the Premises. "The worth, at the time of award," as used in (i) and (ii) of this Section, is to be computed by allowing interest at the maximum legal rate. "The worth, at the time of the award," as referred to in (iii) of this Section, is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.


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                                  Page 14 of 34

                  20.4 Whenever Landlord shall re-enter the Premises as provided in this Section 20, Landlord may remove any property of Tenant from the Premises and store same elsewhere at the expense and for the account of Tenant, and if Tenant shall fail to pay the cost of storing of such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property, in any lawful manner. In addition, upon the occurrence of an Event of Default, all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations and other personal property shall remain on the Premises, and in that event, and continuing during the length of said default, Landlord shall have the right to take the exclusive possession of said and to use same, Rent or charge free, until all defaults are cured or, at its option, at any time during the Term, to require Tenant to forthwith remove same.

                  20.5 Upon the occurrence of an Event of Default, Landlord shall have the right to have a receiver appointed to collect Rent and conduct Tenant's business. Tenant also hereby agrees that Landlord shall have a lien for payment for all Rent called for under the terms of this Lease upon all the furniture, furnishings, fixtures, supplies and all other personal property of Tenant which may be in or upon the Premises, Tenant hereby specifically waiving any and all exemptions allowed by law. Such lien may be enforced in any lawful manner, at the option of Landlord. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

                  20.6 Landlord, at any time after the occurrence of an Event of Default, can cure the default at Tenant's cost. If Landlord at any time, by reason of an Event of Default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

                  20.7 Should Tenant fail to pay and discharge, when due and payable, any lien or claim for labor or materials employed or used in, or any claim for labor or materials employed or used in, or any claim for damages arising out of the repair, alteration, maintenance and use of the Premises, or should Tenant fail to provide or evidence the provision of any insurance policy as required by this Lease, or should Tenant fail to fully pay or perform any sum to be paid or any covenant or agreement to be performed by Tenant, as provided for in the Lease, after three (3) days' written Notice from Landlord, then Landlord may, at its option and without waiving or releasing Tenant from any of Tenant's obligations hereunder, pay any such lien, claim, or charge, or settle or discharge any action therefor or satisfy any judgment thereon, or obtain any such insurance, or pay any such sum or perform any such covenant or agreement. All costs, expenses and other sums incurred or paid by Landlord in connection therewith, together with interest at the maximum rate allowed by law on such costs, expense and sums from the date incurred or paid by Landlord, shall be deemed to be additional rent hereunder and shall be paid by Tenant with and at the same time as the next installment of Base Rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of the Lease. If Landlord at any time, by reason of an Event of Default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date, shall bear interest at the Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

                  20.8 If Landlord should serve a notice to cure as a result of any Event of Default by Tenant, or bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of a breach of any provision of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to the Lease, then all costs and expenses, including without limitation, its actual professional fees such as appraisers, accountants and attorneys fees, incurred by Landlord shall be paid by Tenant, which obligation on the part of Tenant shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency fees charged to Landlord in addition to rent, late charges, interest and other sums payable under the Lease. Tenant shall pay a charge of $75.00 to Landlord for the preparation of a demand for delinquent rent or demand to cure any other Event of Default by Tenant. All Landlord's costs and expenses described in this paragraph 21.8 shall be deemed Additional Rent.

                  20.9 For the purpose of this provision, if any unlawful detainer or other action or proceeding instituted by Landlord based upon any default or alleged default by Tenant hereunder, Landlord shall be deemed the

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                                  Page 15 of 34
prevailing party if (a) judgment for monetary or non-monetary relief is entered in favor of Landlord or (b) prior to trial or judgment, Tenant pays all or any portion of the rent and charges claimed by Landlord, or eliminates the condition(s), ceases the act(s), condition(s) or omission(s) claimed by Landlord to constitute a default by Tenant hereunder, provided, however, that in the event a compromise is reached, or Tenant otherwise pays, eliminates or ceases only an undisputed portion of the amount, condition, or act, condition or omission (as the case may be), Landlord shall not thereby be deemed the "prevailing party." The prevailing party in any litigation arising under this Lease shall be entitled to an award of its reasonable attorneys' fees and costs, including for any appeals.

         21. RIGHT OF ENTRY. Tenant shall permit Landlord and its agents to enter the Premises and improvements at all reasonable times after reasonable prior written notice, (except in the case of an emergency or Tenant's default, when no written notice is required), for the purpose of submitting the Premises to prospective tenants or purchasers, or inspecting the same in order to complete and maintain the improvements, make repairs, perform janitorial services, and the like; but this right shall in no way increase Landlord's obligations to make repairs, unless otherwise specifically required in this Lease. Landlord shall have the right to alter, improve or repair the Premises and any portion of the Building, in which the Premises are a part, that Landlord may deem necessary or desirable without abatement of Rent and may, for that purpose, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the foregoing purposes, Landlord shall, at all times, have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes, and files and Landlord shall have the right to use any and all means which Landlord may deem properly to open said doors in an emergency in order to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

         22. NOTICES. All notices, demands or requests ("Notices") required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

                  To Landlord at:           AFC-5, LLC
                                            c/o PARS Assets LLC
                                            7310 Miramar Road, Suite 625
                                            San Diego, California 92126-4222
                                            Phone:  (858) 547-1800
                                            Facsimile:  (858) 547-1900

                  To Tenant at:             SBS TECHNOLOGIES, INC.
                                            2400 Louisiana Blvd., NE, Suite 400
                                            Albuquerque, NM  87110
                                            Attn:  Chief Financial Officer
                                            Phone: (505) 875-0600
                                            Facsimile:  (505) 875-0400

Any such Notice shall be either (a) sent by certified United States mail, return receipt requested, postage prepaid, in which case it shall be deemed delivered three (3) days after deposit, or (b) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered one
(1) day after deposit with such courier, or (c) delivered by hand delivery, in which case it shall be deemed delivered upon receipt. The above addresses may be changed by written Notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such Notice. Copies of Notices are for informational purposes only, and a failure to give or receive copies of any Notice shall not be deemed a failure to give Notice.


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                                  Page 16 of 34

         23. HOLDING OVER. Any holding over by Tenant after the expiration of the Term of this Lease shall be construed to be tenancy from month to month and shall otherwise be upon the terms and conditions provided by this Lease. Any renewal option under the terms of this Lease shall be deemed terminated and be of no further effect during said month-to-month tenancy.

                  23.1. BASE RENT ON TENANCY FROM MONTH-TO-MONTH. Base Rent shall be at the rate equal to 200% of the sum of the Base Rent amount at expiration of Lease and applicable Building Operating Costs.

                  23.2. TERMINATION OF TENANCY FROM MONTH-TO-MONTH. Landlord or Tenant may terminate the tenancy from month-to-month by giving the other party a 30 day notice prior to the next due date of Rent immediately prior to the expiration of the Term or anytime during the month-to-month tenancy provided that the notice is given at least 30 days prior to the next due date of Rent. Tenant shall have a maximum of 30 days from the delivery date of notice by Landlord to vacate the Premises.

         24. PARKING. Tenant, its employees and concessionaires shall not park in the areas which the Landlord may designate or redesignate as parking for patrons of the Building. Landlord shall provide either within the Building parking area or within reasonable walking distance thereof, space for employee parking, as reasonably determined by Landlord. The existing parking area for the Building will not be materially decreased by Landlord. Landlord shall have the right, but not the obligation, to designate parking areas for use by Tenant's employees and concessionaires and such designation may be changed from time to time. Tenant, its employees and concessionaires shall park their cars only in such designated areas, if any are so designated. Said parking spaces shall be used only for parking by vehicles no larger than normal size passenger automobiles or pick-up trucks, or if so designated, for smaller vehicles. There shall be no overnight parking in parking areas provided by Landlord without Landlord's prior written consent. If Tenant permits or allows any of the prohibited activities described in
Section 19.3 of this Lease, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Landlord reserves the right at any time to substitute an equivalent number of parking spaces in a parking structure or subterranean parking facility or in a surface parking area within a reasonable distance of the Premises.

          If the parking facilities provide for automated card key access, Landlord shall have the right to charge Tenant a security deposit in the amount of $25.00 for each parking card key requested by Tenant. Landlord may assign any unreserved and unassigned parking spaces and/or make all or a portion of such spaces reserved, if it determines in its sole discretion that it is necessary for orderly and efficient parking. Tenant shall not use more parking spaces than the number set forth herein. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invites to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. Tenant agrees that Landlord assumes no responsibility of any kind whatsoever in reference to said automobile parking facilities or the use thereof by Tenant, its employees, agents or invites, or by anyone else. Landlord may, at its sole discretion, determine whether parking facilities shall be surface, underground, multideck, and where they shall be located. Landlord may, at any time, and from time to time, limit access to the parking facilities by means of attendants and/or other devices, and make other changes in the layout and operation of the parking facilities, including, without limiting the generality of the foregoing, changes in locations of entrances, exits and parking spaces. No delay or failure by Landlord to enforce its parking rules and regulations or its other rights hereunder, and no waiver by Landlord of any breach thereof, shall be deemed to be a waiver of any succeeding breach, or prevent any subsequent or other enforcement thereof by Landlord.

         25. RULES AND REGULATIONS. Tenant, its agents, employees, and invitees shall comply with all reasonable rules and regulations adopted by Landlord as set forth in EXHIBIT F for the purpose of providing for the orderly, clean, and efficient operation of the Building in which the Premises are located. Landlord retains the right to modify or amend such rules and regulations without consent and/or approval of Tenant, from time to time, and they shall be binding on Tenant, provided written copies of such modifications or amendments are delivered to Tenant. A copy of the current Rules and Regulations is attached hereto as EXHIBIT F.


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                                  Page 17 of 34

         26. BENEFITS AND LIMITATIONS. All terms, covenants, and conditions of this Lease shall be applicable to, inure to the benefit of, and be binding upon the successors, and assigns of the parties; the foregoing, however, shall not be construed as authorizing any assignment of this Lease.

         27. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease except those listed in EXHIBIT A and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

         28. TENANT'S ATTORNMENT. Tenant's agreement to subordinate its leasehold interest to the interest of any mortgagee or other lender is subject to the lender or mortgagee first granting Tenant the right of quiet enjoyment of the Premises so long as Tenant is not in default under its Lease. Likewise, Tenant's attornment to any purchaser is subject to such purchaser first granting Tenant the right of quiet enjoyment of the Premises so long as Tenant is not in default under its Lease.

         29. ACCESS. Tenant shall have access to the Building and the Premises 24 hours per day, 365 days per year. Open access to the Building shall be from 7:00 a.m. to 6:00 p.m., Monday through Friday, and from 9:00 a.m. to 12:00 Noon on Saturdays, holidays recognized by the U.S. Government excepted.

         30.      GUARANTY. [INTENTIONALLY OMITTED]

         31. EXHIBITS. All exhibits are incorporated herein by reference for all purposes as though same were entirely set forth herein.

         32. CONSTRUCTION OF LEASE. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for nor against either Landlord or Tenant. Paragraph titles, captions and headings in this Lease are inserted only as a matter of convenience and reference and are not to be construed as part of this Lease or in any way defining, limiting, extending, describing or amplifying the scope of this Lease or the intent of any provisions hereof. Time is of the essence of this lease and of every term, covenant and condition hereof. The words "Landlord" and "Tenant", as herein used, shall include the plural as well as the singular. The neuter gender includes the masculine and feminine. Wherever the singular number is used in this Lease and when required by the context, the same shall include the plural; and the masculine gender shall include the feminine and neuter genders and the word "person" shall include corporations, firms, partnerships or other forms of associations or entities. In the event there is more than one Tenant, the obligations to be performed shall be joint and several. Landlord and Tenant agree that in the event any term, provision, covenant or condition herein contained shall prove to be invalid or void or illegal by any court or competent jurisdiction, the invalidity of any such term, provision, covenant or condition shall in no way affect, impair or invalidate any other term, provision, covenant or condition herein contained and such other term, provision, covenant or condition shall remain in full force and effect unless the purposes of this Lease will be frustrated thereby.

         33. ENTIRE INTEGRATED AGREEMENT; MODIFICATIONS; ALTERATIONS; WAIVER. This Lease is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof. This Lease supersedes all prior representations, understandings or agreement of the parties; rely only upon the contents of this Lease in executing it. This Lease can only be modified by writing, signed by the parties or their duly authorized agent.

         34. AMENDMENT. No revision of this Lease shall be valid unless made in writing and signed by Landlord and Tenant or their authorized agent(s).

         35. COMPLIANCE WITH LAW. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of federal, state, county and municipal authorities pertaining in any way to the condition, Tenant's use and occupancy of the Premises and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials (as hereinafter defined), waste disposal, air emissions, and other environmental matters, all zoning and other land use matters, and utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Tenant with respect to the use or occupation of the Premises.


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                                  Page 18 of 34

         36.      USE OF HAZARDOUS MATERIAL.

                  36.1 Tenant shall not cause or permit Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees except in strict accordance with all applicable laws and only as to light solvents or the like used by Tenant in its operations. If Tenant breaches this obligation, the Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in value of the Premises or the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Building, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises.

                  36.2 Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused by Tenant results in any contamination of the Premises or the Building, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises and/or the Building to the condition existing prior to the introduction of any such Hazardous Materials to the Premises; withheld so long as such actions would not potentially have any material adverse long-term or short term effect on the Premises or the Building. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

                  36.3 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) and/or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or federal law. Landlord and its Agents shall have the right, but not the duty, to inspect the Premises at any time to determine whether Tenant is complying with the terms of this Lease. If Tenant is not in compliance with this Lease, Landlord shall have the right to immediately enter upon the Premises to remedy any contamination caused by Tenant's failure to comply notwithstanding any other provision of this Lease. Landlord shall use its best efforts to minimize interference with Tenant's business but shall not be liable for any interferences caused thereby. Any default under this Paragraph shall be a material default enabling Landlord to exercise any of the remedies set forth in this Lease.

         37. SIGNATORY AUTHORITY. When applicable, if the signatory party hereto for Tenant is anyone or an entity other than the true Tenant of the Premises, said undersigned signatory party, as an agent for the true Tenant, hereby represents and warrants to Landlord that it has been granted full authority by the true Tenant to enter into this Lease and to bind the true Tenant to perform the conditions and obligations contained herein.

         38. COUNTERPARTS. This Lease may be executed in two or more counterparts, with the same effect as if all parties to this Lease had signed the same document. Each of said counterparts shall be deemed an original, but all of said counterparts together shall constitute one and the same instrument.

         39. FURTHER ASSURANCES. Tenant agrees that it will without further consideration execute and deliver such other documents and take such other action subsequent to date of this Lease, as may be reasonably requested by Landlord to consummate more effectively or in connection with the transactions contemplated hereby.

         40. CONFIDENTIALITY. Tenant agrees not to disclose any of the provisions and/or terms of this Lease to a third party. Doing so can have adverse financial impact on Landlord. Such failure to maintain the confidentiality of the provisions and/or terms of this Lease to a third party shall entitle Landlord to damages of any and all types.

         41. JUDICIAL INTERPRETATION. Should any provision of this Lease require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms thereof shall be more strictly


_______________________________________________________________________________
construed against any party by means of the rule of construction that a document is to be construed strictly against the party who itself or through its agent prepared the same.

         42. WAIVERS. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default or breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default or breach at the time of the acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing by Landlord.

         43. MERGER OF PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by Landlord and Tenant or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

         44. RELATIONSHIP OF LANDLORD AND TENANT. The relationship between Landlord and Tenant is solely and exclusively that of a landlord and tenant. This Lease shall be construed strictly in accordance with its terms, and shall not be construed as creating any partnership, joint venture or any other cooperative or joint arrangement between Tenant and Landlord.

         45. RIGHT OF FIRST OFFER. At any time prior to twelve (12) months before the expiration date of this Lease, Tenant shall have the Right of First Offer to lease space adjoining its floors as such space becomes available from time to time subject to the following terms and conditions. Tenant shall notify Landlord in writing of its need to expand into an additional space. Once notification has been received, Landlord will be obligated to notify Tenant if at any time during the next four (4) months following this notice said space is available. Landlord shall only be obligated to provide one such notice to Tenant and such notice shall be subject to all other existing rights of tenants in the Building. Upon Tenant's receipt of said notice, Tenant shall be obligated to notify Landlord of Tenant's intent to lease said space within fourteen (14) calendar days. The Base Rent for any space taken under this Right of First Offer provision will be at the then Fair Market Rental Value (as defined in Exhibit D hereof) for the Building, without any offset, but in no event less than the amount Tenant is paying for its existing Premises at the time of such taking. Any space taken under this lease provision will be delivered "as-is" and shall be coterminous with this Lease.

         46.      MISCELLANEOUS.

                  46.1 This Lease and all amendments thereto shall be governed by the laws of the State of New Mexico.

                  46.2 This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such disability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

                  46.3 In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale, and the purchaser at such sale or any subsequent sale of the Premises shall be deemed without any further agreement between the parties or their successors in interest or between the parties and any such purchaser to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

                  46.4 Tenant acknowledges that Landlord may attempt to obtain the recordation of a parcel or final map dividing the Building into lots or parcels and agrees to join in executing any certificates or other documents required


_______________________________________________________________________________
in connection therewith; provided that this Section shall not be construed as obligating Tenant to incur any expense or to agree to incur any expense in connection therewith.

                  46.5 Each Party to this Lease acknowledges that such Party has been provided a reasonable time to review this Lease, has received independent legal advice with respect to the advisability of entering into this Lease, and each Party has executed this Lease including all Exhibits hereto with the consent, and upon the advice of, their respective legal counsel.

         IN WITNESS WHEREOF, Landlord and Tenant, the parties hereto, have duly executed this Lease to be effective as of the day and year set forth herein.

LANDLORD:                                   TENANT:

AFC-5, LLC                                  SBS TECHNOLOGIES, INC.
A NEW MEXICO LIMITED LIABILITY COMPANY


By: /s/ Firouz D. Memarzadeh                By: /s/ J.E. Dixon
Name:  Firouz D. Memarzadeh                     Name: J.E. Dixon
Title: Manager                                  Title: Vice President Finance
                                                       and Administration

_______________________________________________________________________________

                                   EXHIBIT "A"

                          FUNDAMENTAL LEASE PROVISIONS

         This EXHIBIT A is an addendum to and, for all purposes, a part of that certain Lease between AFC-5, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY, ("Landlord") and SBS TECHNOLOGIES, INC. ("Tenant"), dated May 16, 2000.

                                    PREMISES

         The Premises consists of the area shown in EXHIBIT B. Such area is designated as Suite 400 and Suite 600 and consists of approximately Thirty Two Thousand Four Hundred Twenty Eight (32,428) Rentable Square Feet ("RSF"). The Building consists of approximately One Hundred Five Thousand Three Hundred Forty Five (105,345) RSF. As of the commencement date of the Lease, Tenant's proportionate share is 30.78%. The square footage of the Premises has been established using the current Building Owners and Managers Association International ANSI/BOMA Z.65.1 method of measurement, Copyright 1996 (the "BOMA Method"). The indicated square footage is approximate and is not the governing factor in monetary consideration of the Lease. Any future remeasurement of the Premises and/or the Project shall not effect a change in the Base Rent, whether or not such remeasurement is more or less than the current measurement.

                                      TERM

          The Term of the Lease is sixty (60) months commencing July 1, 2000 ("Lease Commencement Date"), and expiring June 30, 2005. Tenant shall be obligated for the payment of rent as of the date which is the beginning of Term or the substantial completion of the tenant's improvement, which ever date comes first. Notwithstanding any provision of this Lease to the contrary, the effective date of this Lease, and the commencement of both parties' rights and obligations hereunder, shall be the date upon which this Lease is executed by Landlord.

                                    BASE RENT

         The total Base Rent for the Term of the Lease shall be Three Million Four Thousand Ninety and 00/100 Dollars ($3,004,090.00) (See EXHIBIT H). The amount of the Monthly Base Rent shall not be adjusted upward or downward by the results of any subsequent remeasurement of the Premises.

                                SECURITY DEPOSIT

         Tenant has deposited the amount of Twenty One Thousand Four Hundred Forty Seven and 11/100 Dollars ($21,447.11) with Landlord as a Security Deposit. No additional Security Deposit is required.

                                 USE OF PREMISES

         Tenant shall utilize the Premises solely for the following purposes and for no other purpose without the prior written consent of Landlord: general engineering and administrative offices.

                             LEASEHOLD IMPROVEMENTS


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                                  Page 22 of 34

          Leasehold Improvements are to be constructed by Tenant in accordance with the provisions of EXHIBIT C attached hereto.

                               LEASING COMMISSIONS

         No agent or broker is entitled to a commission in connection with this Lease except Brad Allen of Roger Cox & Associates, representing Tenant. The Leasing Commission payable by Landlord shall be in the total amount of $23,611.50. The Leasing Commission shall be paid by Landlord 50% upon Lease execution by all parties and 50% upon the Lease Commencement Date. Landlord shall not be obligated to pay any additional commissions to any broker or consultant in connection with this Lease. No leasing commissions will be given on renewals, expansions or extensions of this Lease.

                                     RENEWAL

         Tenant shall be entitled to renew the Term of this Lease as set forth in EXHIBIT D attached hereto and executed by the parties.

                               JANITORIAL SERVICES

         Landlord intends to maintain the Premises in good condition and will provide janitorial services substantially in accordance with those set forth in EXHIBIT E to this Lease attached hereto.

                              RULES AND REGULATIONS

         Tenant shall abide by the Rules and Regulations which have been established to maintain certain standards of safety, appearance, care, and cleanliness of the Building as set forth in EXHIBIT F attached hereto.

                                     SIGNAGE

         No signs, advertisements or notices shall be painted or affixed on or to any windows, doors, walls, or other parts of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord, and by the appropriate governing authorities. Such approval may be withheld at the sole discretion of Landlord.

                                     PARKING

         Tenant shall be entitled to lease the covered parking spaces as set forth in EXHIBIT G to this Lease which is attached hereto and executed by the parties.

                                  RENT SCHEDULE

         The Rent Schedule is described in EXHIBIT H attached hereto.


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                                  Page 23 of 34

                                     ANTENNA

         Tenant may, at its sole cost, install and operate an 18-inch satellite dish microwave antenna for transmission and receiving signals ("Antenna") from the roof of the Building upon the terms and conditions set forth in EXHIBIT I attached hereto.


_______________________________________________________________________________

                                   EXHIBIT "C"

                          TENANT IMPROVEMENT AGREEMENT

         Tenant is taking the Premises in an "as-is" condition.

          Tenant shall be responsible for all costs of improvement of the Premises. All Tenant improvements shall be subject to Landlord's prior written approval of the contractor and the space plans, which approval shall not be unreasonably withheld.

          Upon the Lease Commencement Date, Landlord will provide Tenant with an allowance of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) ("Allowance"). Any and all Tenant improvement expense in excess of the Allowance shall be at the sole cost and expense of Tenant and subject to Landlord's prior written approval.

         All Tenant improvements and millwork are and shall remain the property of Landlord.


_______________________________________________________________________________

                                   EXHIBIT "D"

                                 OPTION TO RENEW

         Provided that on the date of delivery of the required notice Tenant is not in default under this Lease, and provided further that Tenant furnishes current financial statements satisfactory to Landlord which reflect no material adverse change in the financial condition of Tenant since the Commencement Date, Tenant shall have the option to renew ("Renewal Option") the initial Term of this Lease on all the provisions contained in this Lease, except for the Base Rent, for one additional period of sixty (60) months ("Renewal Term") following expiration of the initial Term, by giving written notice of exercise of the Renewal Option ("Option Notice") to Landlord in the manner provided in the Lease not more than nine (9) and not less than six (6) full calendar months prior to the expiration of the Term of the Lease. The rights contained in this Lease shall be personal to the originally named Tenant and may be exercised only by the originally named Tenant (and not any assignee, sublessee or other transferee of Tenant's interest in this Lease) and only if the originally named Tenant occupies the entire Premises as of the date it exercises its Renewal Option in accordance with the terms of this Exhibit D. Any termination of this Lease, assignment of this Lease by Tenant or subletting or other transfer of Tenant's interest in all or any portion of the Premises by tenant shall terminate the Renewal Option.

         Base Rent payable by Tenant during the Renewal Term shall be at the rental rate at which Landlord is then leasing space in the Building which is comparable to the Premises in location, quality and term, which rate shall NOT be adjusted downward to compensate for any Tenant Improvement Allowance for a new incoming tenant and/or commission/brokerage fees or downtime and/or any other offset ("Fair Market Rental Value"). No Tenant Improvement Allowance or refurbishment allowance will be due Tenant at renewal.


_______________________________________________________________________________

                                   EXHIBIT "E"

                               JANITORIAL SERVICES

         Landlord intends to maintain the Premises in a good manner and will provide Janitorial Services in accordance with a reasonable schedule similar to the following; provided that Landlord has the option to revise this Janitorial Schedule in any fashion that is reasonable and in the best interest of Building operations.

         1. CERAMIC TILE and other unwaxed flooring to be swept and washed daily.

         2. COMPOSITION TILE to be swept daily in addition to damp spotting for removal of coffee stains or emergency breakage.

         3. FURNITURE, FIXTURES, WINDOW SILLS AND OTHER FURNITURE to be hand dusted daily.

         4. WASTE RECEPTACLES to be emptied and refuse removed for disposal to designated area daily.

         5.       WATER COOLERS to be washed and brightwork polished daily.

         6. STAIRWAYS to be swept daily and dusted and washed as necessary.

         7. ELEVATORS to be swept daily and dusted and washed as necessary.

         8. LAVATORY ROOMS to be swept and washed using approved disinfectants daily.

         9. MIRRORS, SHELVES, BRIGHT WORK AND ENAMELED SURFACES in lavatories to be washed and polished daily.

         10. BASINS, BOWLS AND URINALS to be scour washed and disinfected daily.

         11. PICTURES, FRAMES, CHARTS, GRAPHS AND SIMILAR WALL HANGINGS to be cleaned daily and if not reached in daily cleaning to be dusted once every six (6) months.

         12. VERTICAL SURFACES such as walls, partitions, doors, bucks and other surfaces to be cleaned daily and if not reached in daily cleaning to be dusted once every six (6) months.

         13. PIPES, VENTILATING LOUVERS AND AIR CONDITIONING LOUVERS, DUCTS, HIGH MOLDINGS AND OTHER HIGH AREAS to be cleaned daily and if not reached in daily cleaning to be dusted at least once every six (6) months.

         14. CARPETED AREAS to be vacuumed daily and spot cleaned as necessary.

         15.      ALL COMMON AND PUBLIC AREAS shall be maintained by Landlord.

NOTE:    "Daily" as used above is understood to mean five (5) times per week, excluding holidays.


_______________________________________________________________________________

Lease Agreement -SBS Technologies                 July 1, 2000  -- June 30, 2005

                                   EXHIBIT "F"

                              RULES AND REGULATIONS


         1. Tenant agrees to make deposit in amount fixed by Landlord from time to time for each key issued by Landlord to Tenant for its offices and upon termination of this Lease to return all keys to Landlord. Landlord will refund the amount deposited on each key returned.

         2. Directories will be placed by Landlord at its own expense in conspicuous places in the Building. No other directories shall be permitted unless consented to by Landlord in writing.

         3. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant to Landlord for Landlord's approval and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments, alarm system, and installations of any nature affecting doors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of Building.

         4. Movement in or out of Building of furniture or office equipment or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways or movement through Building entrances or lobby shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord and subject to its decision and control as to the time, method, and routing of movement and as to limitations imposed for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for Tenant from time of entering property to completion of work, and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

         5. No signs, advertisements, notices or window treatments shall be painted or affixed on or to any windows, doors, walls, or other parts of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by the Building maintenance personnel, nor shall any part be defaced by Tenant. All signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly.

         6. The Building is a smoke-free environment. No smoking is permitted in the Building. Landlord shall have the right to restrict any smoking by any tenants, visitors and/or invitees to the grounds surrounding the outside of this Building. Landlord shall have the additional right to hold Tenant responsible for any violation of this restriction within the Premises by its Lease.

         7. No portion of Tenant's area or any other part of the Building shall at any time be used or occupied as sleeping or lodging.

         8. Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine or machinery or maintain use or keep any inflammable explosive or hazardous material without written consent of Landlord.

         9. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when the area is locked against entry or not.

         10. No birds or animals shall be brought into or kept in or about Building.


_______________________________________________________________________________

         11. Employees of Landlord shall not receive or carry messages for or to Tenant or other person, nor contract with or render free or paid services to Tenant or Tenant's agents, employees or invitees.

         12. Landlord will not permit entrance to Tenant's offices by use of pass keys controlled by Landlord to any person at any time without written permission by Tenant, except employees, contractors or service personnel under Landlord's supervision.

         13. The entries, passages, doors, elevators, elevator doors, hallways or stairways shall not be blocked or obstructed: no rubbish, litter, trash, merchandise, stock, inventory or material of any nature, shall be placed, emptied or thrown into these areas; and such areas shall not be used at any time except for ingress or egress by Tenant, Tenant's agents, employees or invitees to or from the Premises.

         14. Plumbing fixtures and appliances shall be used only for purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant shall be paid by Tenant, and Landlord shall not in any case be responsible therefore.

         15. Tenant shall not do or permit anything to be done in or about the Building or bring or keep anything therein that will in any way increase the rate of fire or other insurance on the Building or on property kept therein or obstruct or interfere with the rights of or otherwise injure or annoy other tenants or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority relating to the control of environmental temperatures within Tenant's leased space.

         16. The Landlord desires to maintain the highest standards of environmental comfort and convenience for the tenantry. It will be appreciated if any undesirable conditions or lacks of courtesy or attention are reported directly to the management.

         17. Landlord shall have the right to make such other and further reasonable rules and regulations as in the judgment of Landlord may from time to time be necessary for the safety, appearance, care, and cleanliness of the Building and for the preservation of good order therein. Landlord shall not be responsible to Tenant for any violations of rules and regulations by other Tenants.

         18. Landlord shall have the right to restrict the ingress and egress of any personal transportation equipment, including but not limited to pedal and motorized bicycles, into the Building or any of its common areas. Landlord has provided a parking area for such equipment.


_______________________________________________________________________________

                                   EXHIBIT "G"

                        NOTICE OF LEASE OF PARKING SPACE


         AFC-5, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY, ("Landlord") and the Tenant whose name appears on the signature page hereof ("Tenant") agree:

         1. DEMISE OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the parking space(s) indicated below at the parking area located in the covered parking lot at American Financial Center No. 5, 2400 Louisiana Blvd., NE, Albuquerque, New Mexico; provided that Landlord shall have the right to assign Tenant any other space in the same parking area by prior notice in writing to Tenant.

         2. TERMS. The term of this Parking Lease shall be a tenancy from month to month commencing on the date of entering into a parking space lease.

         3. RENTAL. For any covered parking spaces upon availability, Tenant agrees to pay Landlord those rates as published by Landlord. Landlord retains the right to modify such rates from time to time at Landlord's sole discretion by giving thirty (30) days written notice to Tenant.

         Said rents shall be payable in advance on the first day of each month. Monthly rent for the first month or portion of it shall be paid on the day the term commences. Monthly rent for any partial month shall be pro-rated at the rate of 1/30th of the monthly rent per day. All rents shall be paid to Landlord, without deduction or offset, by mailing the same to Landlord at PARS ASSETS LLC, 7310 Miramar Road, Suite 625, San Diego, CA 92126-4222, or at such other place as Landlord may from time to time designate in writing.

         4. LIABILITY. Other than events resulting from Landlord's negligence, Landlord accepts no responsibility for the safety of Tenant's automobile or any article left therein nor does it accept any liability whatsoever should Tenant's automobile or any article left therein be stolen or damaged by any cause whatever while parked in the parking area. Landlord accepts no responsibility for the safety of Tenant's automobile or any article left therein nor does it accept any liability whatsoever should Tenant's automobile or any article left therein be stolen or damaged by any cause whatsoever while parked in the parking area. This lease agreement does not hold any additional liability on the part of the Landlord nor does it provide any additional protection to Tenant, above and beyond what exists for no-fee open parking as provided on site at the American Financial Center No. 5.

         5. RULES AND REGULATIONS. Tenant covenants that it will comply with all rules and regulations which may be hereafter promulgated by Landlord with respect to parking of automobiles at the parking area.

         6. TERMINATION. Landlord or Tenant may terminate the lease by giving thirty (30) days written notice prior to the next due date of rent.


_______________________________________________________________________________

                                   EXHIBIT "H"

                                  RENT SCHEDULE

          This EXHIBIT G is an Addendum to and, for all purposes, a part of that certain Lease between AFC-5, LLC, A NEW MEXICO LIMITED LIABILITY COMPANY ("Landlord"), and SBS TECHNOLOGIES, INC. ("Tenant"), dated May ___________, 2000.

          Notwithstanding any other term contained herein to the contrary, the total Base Rent for the initial Term of this Lease as set forth in Paragraph 3 shall be as shown below.

========================================================================
            Period                         Annual                Monthly
------------------------------------------------------------------------
July 1, 2000 - June 30, 2001            $568,390.00           $47,365.83
------------------------------------------------------------------------
July 1, 2001 - June 30, 2002            $584,604.00           $48,717.00
------------------------------------------------------------------------
July 1, 2002 - June 30, 2003            $600,818.00           $50,068.17
------------------------------------------------------------------------
July 1, 2003 - June 30, 2004            $617,032.00           $51,419.33
------------------------------------------------------------------------
July 1, 2004 - June 30, 2005            $633,246.00           $52,770.50
------------------------------------------------------------------------
Total for Term:                         $3,004,090.00
========================================================================

NOTE: Rents for the Premises as shown on EXHIBIT A and as shown above are not subject to any offset and/or downward adjustment for any reason whatsoever. The Rents shown are minimum, beginning July 1, 2000, and each and every first day of the subsequent month thereafter, including the option years, if any (See Exhibit "D").


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                                  Page 31 of 34

                                   EXHIBIT "I"

                                 ROOFTOP DEVICE

          Provided Tenant is not in default under the terms and conditions of the Lease, Tenant may, at its sole cost, install and operate an 18-inch satellite dish microwave antenna for transmission and receiving signals ("Antenna") from the roof of the Building upon the following terms and conditions:

     A. INSTALLATION. Tenant will, with Landlord's approval, install the Antenna. The Antenna will be installed with a non-penetrating load frame and will need no power source. A buffer pad will be placed under the mount to prevent any surface damage or erosion to the roof of the Building.

         The Antenna may be used only for transmission and receiving microwave signals and for no other purposes. The Antenna shall not be used for sound amplifying equipment, identification signs or lighting displays.

         The Antenna will be installed at Tenant's sole cost. The cost of installation will include, but not be limited to, support for the Antenna and structural changes in the Building. Tenant shall pay for the Antenna and all equipment necessary to the operation of the Antenna.

         In the event it is necessary to temporarily remove the Antenna for the purpose of making repairs, renovation and/or replacement of the roof of the Building, Tenant shall be responsible for the removing the Antenna and reinstalling the Antenna at its sole cost and expense. In such event the Monthly Rental for the Antenna shall be abated for the actual number of days the Antenna is not in operation.

         Tenant shall not move the location of or modify the installation of the Antenna without prior written approval from Landlord.

     B. PAYMENTS. No additional Rent shall be due from Tenant in connection with the use of the Antenna.

         If Landlord's insurance premiums or real estate taxes increase as a result of the Antenna, Tenant shall pay such increase to Landlord within 30 days after receiving an invoice from Landlord; however, such increase is limited to the amount of such increase directly attributable to the ad valorem value of the Antenna.

         The square footage of space used by the Antenna on the rooftop shall not be used in computing Tenant's Percentage of occupancy in the building for pass thru charges computation.

     C. GOVERNMENTAL APPROVALS. Tenant, at its sole cost, shall (1) comply with all governmental rules and regulations affecting the installation or operation of the Antenna, (2) obtain and maintain all governmental permits, licenses and authorizations for the installation and operation of the Antenna (3) correct any defects and pay any penalties imposed due to a violation of any governmental rule or regulation and make any necessary alternations to the building and Antenna displays to comply with any aesthetic continuity reasonably required by the Landlord.

     D. REPAIRS AND MAINTENANCE. At its sole cost Tenant shall maintain and repair the Antenna and shall submit to Landlord within 30 days after receiving an invoice therefor the cost borne by Landlord for any repairs or maintenance to the rooftop of the Building caused by Tenant's installation, operation, maintenance or removal of the Antenna.

     E. INSURANCE. Tenant, at its sole cost, shall obtain and maintain Standard Commercial General Liability Insurance on the Antenna in the amounts and in the form set forth in the Lease, naming Landlord as an additional insured, and shall provide Landlord with a Certificate of Insurance evidencing such coverage for the Antenna. Landlord shall


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                                  Page 32 of 34
         have the right, in its sole discretion, to approve the insurance carrier; however, such approval of insurance carrier cannot be unreasonably withheld.

     F. UTILITIES. In addition to all other utility charges which may be payable by Tenant under this Lease, Tenant shall also pay Landlord an additional sum, as determined by Landlord in its reasonable discretion, to cover the cost of any additional utilities supplied for the operation of the Antenna. If Landlord determines that utilities to the Antenna should be separately metered, Landlord shall present in writing to Tenant its quote for anticipated costs to establish the above-described separate meter. Tenant shall then, within ten (10) days of such written quote being presented, be required to advise whether it wishes to remove the Antenna and terminate the agreement. If Tenant elects to pay the quote of the installation of a separate meter, then Tenant shall be liable for the quoted cost of installing such meter. All costs payable pursuant to this subsection shall be paid within 30 days after Tenant receives from Landlord an invoice therefor.

     G. TENANT'S INDEMNIFICATION. Tenant agrees to indemnify and defend Landlord against all claims, damages, liability, demands, expenses, fees, fines, penalties, suits, proceedings, actions and causes of action of any and every kind and nature arising out of or in any way connected with the Antenna or which may be related directly or indirectly to the Antenna or which may arise out of the installation, operation, maintenance or removal of the Antenna. Tenant agrees to indemnify Landlord for all costs and expenses (including reasonable attorneys' fees of all trials and appeals) incurred as a result thereof.

     H. LANDLORD'S LIABILITY Landlord agrees that Landlord, its agents or employees will not disturb the Antenna, except in an emergency, without first notifying Tenant. If Landlord, its agents or employees, disturbs the Antenna, Landlord will remedy the disturbance as soon as is reasonably possible. Landlord, its agents and employees, shall not be liable to Tenant for any disturbance beyond Landlord's control including, but not limited to, labor strikes, accidents, bad weather or any item of FORCE majeure. Landlord is not responsible for any acts of other tenants of the building to whom Landlord, its agents or employees have given access to the roof.

     I. ACCESS TO ROOF. Access to the rooftop shall be controlled by Landlord. Tenant, its employees and agents may have access to the rooftop only after requesting access from Landlord. A request shall be made each time access is required. Such request should be made at least twenty-four (24) hours prior to desired access except in case of emergency. Landlord may impose reasonable rules concerning rooftop access and no reasonable request for access can be denied.

         Landlord, its employees and agents and other Tenants may have access to the rooftop.

     J. LANDLORD'S RIGHTS. Landlord, at its sole option, may require Tenant at any time to terminate the operation of the Antenna if it is causing physical damage to the structural integrity of the Building, unreasonably interfering with other services provided to the Building or unreasonably interfering with any other Tenant's business. If, however, Tenant can and does correct the damage to Landlord's reasonable satisfaction within 30 days after receiving a written request from Landlord to eliminate the damage, Tenant may restore the operation of the Antenna.

         Landlord may, at its sole option, move the Antenna to another part of the rooftop provided such location does not prevent Tenant from obtaining the full benefits of the operation of the Antenna and provided Landlord bears all costs of moving the Antenna and upon obtaining FCC approvals.

     K. REMOVAL OF ANTENNA. Within 15 days of the expiration or sooner termination of this Lease, or upon termination of the operation of the Antenna (pursuant to the immediately preceding subsection), Tenant shall remove the Antenna at its sole cost. Tenant shall be liable for all damages caused by said removal and shall leave the portion


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         of the roof where the Antenna was located in the same condition as when the Antenna was first installed, ordinary wear and tear excepted, and in a condition subject to Landlord's reasonable satisfaction.

         If Tenant does not remove the Antenna as required, Tenant hereby authorizes Landlord to remove and dispose of the Antenna and charge Tenant for all costs and expenses incurred including damages to the Building. Tenant agrees that Landlord shall not be liable for any property removed or disposed of by Landlord.



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